Subsequent Events	9 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
Subsequent Events
Note 10 — Subsequent Events
On January 2, 2024, the Company and Continental Stock Transfer & Trust Company (“CST”) entered into Amendment No. 1 to Investment Management Trust Agreement, dated December 20, 2021, by and between the Company and CST, to allow CST, upon written instruction of the Company, to (i) hold the funds in the Company’s trust account uninvested or (ii) hold the funds in an interest-bearing bank demand deposit account.
On January 10, 2024, the Company’s Board of Directors approved, and the Company amended, its Convertible Working Capital Promissory Note (the “Note”) with the sponsor to increase the principal amount of the Note that could be drawn on to $1.5 million. The amended and restated Note also allows for the conversion of the outstanding principal balance of the Note to be repaid in shares of Company common stock at a price of $2.22 per share at the election of the sponsor.
On January 11, 2024, we received a written notice (the “Notice”) from the Listing Qualifications Department of Nasdaq indicating that we are not in compliance with Nasdaq Listing Rule 5620(a) (the “Annual Stockholders Meeting Rule”) due to our failure to hold an annual meeting of stockholders within twelve months of the end of our fiscal year end. The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of our securities on the Nasdaq Stock Market. The Notice stated that we had 45 calendar days, or until February 26, 2024, to submit a plan to regain compliance with the Annual Stockholders Meeting Rule. We expect to submit to Nasdaq a plan to regain compliance with the Annual Stockholders Meeting Rule within the required timeframe, but there can be no assurance that we will be able to do so.
On January 12, 2024, the parties to the Merger Agreement entered into an Amendment No. 2 to the Merger Agreement (“Amendment No. 2 to the Merger Agreement”) pursuant to which the parties agreed to revise the definition of “Milestone Event III” and such that the Earnout Revenue milestone of $11,864,000 for the fiscal year ended December 31, 2024, was replaced with a milestone of consummating the Tasly JV (as defined in the amended Merger Agreement) and receipt of the related funding (as described elsewhere in this proxy statement/prospectus) during the fiscal year ended December 31, 2024. All other aspects of the Merger Agreement were unmodified.
On February 16, 2024, the Company’s Board of Directors approve and authorized the Company to execute a binding term sheet between the Company and Profusa, Inc. (the “Target”) for the Stock Subscription funding with Vellar Opportunities Fund Master, Ltd. (“Vellar”). Vellar has agreed to subscribe for 2,500,000 shares of common and/or preferred stock of the Target upon the closing of the Business Combination at a price of $2.00 per share, for a total amount of $5,000,000 to be funded by Vellar immediately prior to the Business Combination.